SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2002

Chart Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11442	34-1712937
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5885 Landerbrook Drive, Suite 150, Cleveland, Ohio 44124
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (440) 753-1490

(Former Name or Former Address, if Changed Since Last Report)

Item 5.	Other Events.

Effective November 22, 2002, Chart Industries, Inc. (the “Company”) entered into an amendment to its existing consolidated credit and revolving loan facility. The amendment is attached hereto as Exhibit 10.1 and is hereby incorporated by reference herein.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

10.1
Amendment No. 6 dated as of November 22, 2002, to the Credit Agreement dated as of April 12, 1999, among the Company, the Subsidiary Borrower, the Subsidiary Guarantors, the Lenders signatory thereto, JPMorgan Chase Bank, as Administrative Agent for the Lenders, and National City Bank, as Documentation Agent.

99.1	Press Release of the Company, dated December 4, 2002.

Item 9.	Regulation FD Disclosure.

Pursuant to Regulation FD, the Company is furnishing a press release it issued on December 4, 2002. The press release is attached hereto as Exhibit 99.1.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHART INDUSTRIES, INC.

Date: December 4, 2002	By:	/s/ Michael F. Biehl
Michael F. Biehl Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit	Description of Exhibit
10.1
Amendment No. 6 dated as of November 22, 2002, to the Credit Agreement dated as of April 12, 1999, among the Company, the Subsidiary Borrower, the Subsidiary Guarantors, the Lenders signatory thereto, JPMorgan Chase Bank, as Administrative Agent for the Lenders, and National City Bank, as Documentation Agent.

99.1	Press Release of the Company, dated December 4, 2002.
.

E-1